                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on
Form S-8 of our report dated December 15, 1995, appearing on page F-2 of Tipperary
Corporation's Annual Report on Form 10-K for the year ended September 30, 1995. We also consent to the reference to us under the heading "Experts" in such Registration
Statement.





/s/ PRICE WATERHOUSE LLP
- ------------------------
Denver, Colorado
June 13, 1996